UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03.    Material Modification to Rights of Security Holders.

On July 20, 2017, Perrigo Company plc (“the Company”) held its 2017 Annual General Meeting of Shareholders (the “Annual Meeting”), at which shareholders approved an amendment to the Company’s Articles of Association (the “Articles”) to allow qualifying long-term shareholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access, effective as of July 20, 2017.

The proxy access provisions allow a shareholder, or a group of up to 20 shareholders, owning at least 3% of the number of outstanding ordinary shares of the Company continuously for at least three years to include in the Company’s proxy materials for an annual meeting of shareholders a number of director candidates up to the greater of two or 20% of the number of directors in office (rounded down), provided that the shareholder(s) and the nominee(s) satisfy the requirements of the proxy access provisions. The amendment to the Articles is more fully described in “Proposal 7 - Amendment to the Company’s Articles of Association to implement proxy access” of the Company’s definitive proxy statement filed on June 7, 2017 (the “Proxy Statement”).

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the Company’s shareholders voted on the following matters:

1.	Election of eleven directors of the Company:

Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	111,838,110	591,168	1,134,661	5,677,374
Laurie Brlas	111,506,947	903,141	1,153,850	5,677,375
Rolf A. Classon	98,925,897	13,419,548	1,218,492	5,677,376
Gary M. Cohen	111,168,899	1,257,069	1,137,971	5,677,374
John T. Hendrickson	109,548,243	2,884,987	1,130,708	5,677,375
Adriana Karaboutis	111,038,106	1,402,621	1,123,212	5,677,374
Jeffrey B. Kindler	106,052,569	6,361,836	1,149,533	5,677,375
Donal O’Connor	110,833,410	1,591,985	1,138,546	5,677,372
Geoffrey M. Parker	110,463,740	1,963,860	1,136,338	5,677,375
Theodore R. Samuels	110,523,533	1,911,972	1,128,433	5,677,375
Jeffrey C. Smith	110,832,935	1,583,536	1,147,469	5,677,373

2.	Ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending
December 31, 2017 and authorization of the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
113,614,353	1,852,398	1,484,667	0

3.	Advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
102,607,905	9,723,257	1,232,775	5,677,376

4.	Advisory vote on the frequency of future advisory votes to approve executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
111,387,920	84,314	981,893	1,109,810	5,677,376

A substantial majority of shareholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Director’s recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

5.	Authorization for the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares:

For	Against	Abstain	Broker Non-Votes
116,008,846	1,785,762	1,446,705	0

6.	Determination of the price range for reissuance of treasury shares:

For	Against	Abstain	Broker Non-Votes
114,736,550	3,351,691	1,153,068	0

7.	Approval of amendment to the Company's Articles of Association to implement proxy access:

For	Against	Abstain	Broker Non-Votes
111,338,938	1,083,948	1,141,054	5,677,373

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

3.1    Amendments to the Articles of Association of Perrigo Company plc (incorporated by reference from Annex A to the Company's Definitive Proxy Statement filed on June 7, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	July 24, 2017		Name: Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

3.1	Amendments to the Articles of Association of Perrigo Company plc (incorporated by reference from Annex A to the Company’s Definitive Proxy Statement filed on June 7, 2017).